Exhibit 99.3
Condensed Consolidated Financial Statements (Unaudited)
Entone Technologies, Inc. and Subsidiaries
Six Months Ended September 30, 2006 and 2005

Entone Technologies, Inc.
and Subsidiaries
Condensed Consolidated Financial Statements (Unaudited)
As of September 30, 2006 and the Six Months Ended September 30, 2006 and 2005

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
ENTONE TECHNOLOGIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In thousands, except par value amounts)	September 30, 2006	March 31, 2006
ASSETS
Current assets:
Cash and cash equivalents	$33	$3,769
Accounts receivable	686	807
Inventories	656	1,031
Deferred costs	1,421	1,140
Prepaid expenses and other current assets	548	370

Total current assets	3,344	7,117
Property and equipment, net	747	675
Restricted cash	—	46

Total assets	$4,091	$7,838

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,075	$1,472
Accrued payroll and related benefits	437	547
Accrued and other current liabilities	599	363
Deferred revenue	2,133	2,331

Total current liabilities	4,244	4,713
Commitments and contingencies (Notes 6 and 8)
Stockholders’ equity:
Series A, preferred stock, $0.0001 par value, 253 shares authorized; shares issued and outstanding: 253 at September 30, 2006 and March 31, 2006 (aggregate liquidation value $2,012)	—	—
Series B, preferred stock, $0.0001 par value, 17,500 authorized, shares issued and outstanding: 16,000 at September 30, 2006 and March 31, 2006 (aggregate liquidation value $16,000)	2	2
Common stock, $0.0001 par value, 12,247 shares authorized; 4,090 shares issued and outstanding at September 30, 2006 and March 31, 2006	—	—
Additional paid-in-capital	23,707	23,701
Treasury shares	(2)	(2)
Notes receivable from shareholders	(200)	(200)
Accumulated deficit	(23,660)	(20,376)

Total stockholders’ equity (deficit)	(153)	3,125

Total liabilities and stockholders’ equity	$4,091	$7,838

The accompanying notes are an integral part of these condensed consolidated financial statements.

ENTONE TECHNOLOGIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Six Months Ended
	September 30,	September 30,
(In thousands, except per share amounts)	2006	2005
Net sales	$3,290	$1,977
Cost of sales	1,739	834

Gross profit	1,551	1,143

Operating expenses:
Research and development	2,320	1,802
Selling, general and administrative	2,529	1,839

Total operating expenses	4,849	3,641

Loss from operations	(3,298)	(2,498)
Interest income, net	20	58

Loss before income taxes	(3,278)	(2,440)
Provision for income taxes	6	4

Net loss	$(3,284)	$(2,444)

The accompanying notes are an integral part of these condensed consolidated financial statements.

ENTONE TECHNOLOGIES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended
(In thousands)	September 30, 2006	September 30, 2005
Cash flows from operating activities:
Net loss	$(3,284)	$(2,444)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	155	56
Stock-based compensation	—	—
Changes in assets and liabilities, net of effect of acquisition:
Accounts receivable	121	(267)
Inventories	376	(203)
Deferred costs	(282)	(168)
Prepaid expenses and other assets	(178)	(49)
Accounts payable	(398)	(75)
Accrued payroll and related benefits	(110)	30
Deferred revenue	(198)	371
Accrued and other liabilities	237	14

Net cash used in operating activities	(3,561)	(2,735)

Cash flows from investing activities:
Acquisition of property and equipment	(227)	(273)

Net cash used in investing activities	(227)	(273)

Cash flows from financing activities:
Repurchase of common stock	—	(2)
Proceeds from issuance of common stock	6	—
Release of restricted cash	46	—

Net cash provided by (used in) financing activities	52	(2)

Net decrease in cash and cash equivalents	(3,736)	(3,010)
Cash and cash equivalents at beginning of period	3,769	9,183

Cash and cash equivalents at end of period	$33	$6,173

The accompanying notes are an integral part of these condensed consolidated financial statements.

ENTONE TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
Note 1: Basis of Presentation
The accompanying unaudited condensed consolidated financial statements include all adjustments (consisting only of normal recurring adjustments) which Entone Technologies, Inc. (the “Company”) considers necessary for a fair statement of the results of operations for the interim periods covered and the consolidated financial condition of the Company at the date of the balance sheets. This interim financial information should be read in conjunction with the Company’s audited consolidated financial statements contained in Exhibit 99.2 contained in this Form 8-K/A filing. The interim results presented herein are not necessarily indicative of the results of operations that may be expected for any other future period. The Company’s fiscal quarters end on the calendar quarter end.
The condensed consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.
Use of Estimates
The preparation of the condensed consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Note 2: Stock-based Compensation
On April 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment,” (“SFAS 123(R)”) which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors, including employee stock options based upon the grant-date fair value of those awards. SFAS 123(R) supersedes the Company’s previous accounting under Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”) and related interpretations, and provided the required pro forma disclosures prescribed by Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation,” (“SFAS 123”) as amended. In addition, we have applied the provisions of Staff Accounting Bulletin No. 107 (“SAB 107”), issued by the Securities and Exchange Commission, in our adoption of SFAS No. 123(R).
The Company adopted SFAS 123(R) using the prospective transition method, which requires the application of the accounting standard as of April 1, 2006, the first day of the Company’s fiscal year 2006. The Company’s Condensed Consolidated Financial Statements as of and for the six months ended September 30, 2006 reflect the impact of SFAS 123(R). In accordance with the prospective transition method, the Company’s Condensed Consolidated Financial Statements for prior periods have not been restated to reflect, and do not include, the impact of SFAS 123(R). Stock-based compensation expense recognized under SFAS 123(R) for the six months ended

September 30, 2006 was insignificant and consisted of stock-based compensation expense related to employee equity awards. There was no stock-based compensation expense related to employee equity awards recognized during the six months ended September 30, 2005.
SFAS 123(R) requires companies to estimate the fair value of share-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service period in the Company’s Condensed Consolidated Statement of Operations. Prior to the adoption of SFAS 123(R), the Company accounted for employee equity awards using the intrinsic value method in accordance with APB 25 as allowed under SFAS 123. Under the intrinsic value method, no stock-based compensation expense had been recognized in the Company’s Condensed Consolidated Statement of Operations because the exercise price of the Company’s stock options granted to employees and directors equaled the fair market value of the underlying stock at the date of grant.
Stock-based compensation expense recognized during the period is based on the value of the portion of share-based payment awards that is ultimately expected to vest during the period. Stock-based compensation expense recognized in the Company’s Condensed Consolidated Statement of Operations for the six months ended September 30, 2006 included compensation expense for share-based payment awards granted subsequent to March 31, 2006 based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Compensation expense for all share-based payment awards granted on or prior to March 31, 2006 will not be recognized as expense since the company was private.
As stock-based compensation expense recognized in our results for the six months ended September 30, 2006 is based on awards ultimately expected to vest, it has been reduced for estimated forfeitures. SFAS 123(R) requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Prior to fiscal year 2006, we accounted for forfeitures as they occurred for the purposes of pro forma information under SFAS 123.
The fair value of share-based payment awards is estimated at grant date using a Black-Scholes option pricing model. The Company’s determination of fair value of share-based payment awards on the date of grant using an option-pricing model is affected by the assumptions regarding a number of highly complex and subjective variables. These variables include, but are not limited to, the actual and projected employee stock option exercise behaviors.
The Company currently does not expect to receive any tax benefits in fiscal 2006 for any expense deductions resulting from expensing of stock options. On November 10, 2005 the FASB issued FASB Staff Position No. FSP FAS 123(R)-3, Transition Election Related to Accounting for Tax Effects of Share-Based Payment Awards. Entone currently provides a valuation allowance for its deferred tax assets, and a valuation allowance has also been provided for deferred tax assets related to nonqualified stock options.
Note 3: Cash and Cash Equivalents
The Company considers all highly liquid investments purchased with original or remaining maturities of less than three months at the date of purchase to be cash equivalents.

Note 4: Inventories
Inventories are recorded at the lower of cost, using the weighted average method, or market. Inventories consist mainly of finished goods.
Note 5: Benefit Plans
The Company has a 401(k) defined contribution plan covering substantially all employees of Entone Technologies, Inc., a Delaware corporation. As allowed under Section 401(k) of the Internal Revenue Code, the plan provides tax-deferred salary deductions for eligible employees. Eligible employees may contribute up to the maximum amount set periodically by the Internal Revenue Service. The plan also allows for discretionary employer contributions. No contributions were made by the Company for the six months ended September 30, 2006 and 2005.
For employees of Entone Technologies Limited, a Hong Kong corporation, employees are covered by the mandatory employer contributions to the Mandatory Provident Fund (“MPF”). The Company contributed $40 thousand and $31 thousand to the MPF during the six months ended September 30, 2006 and 2005, respectively.
Note 6: Stockholders’ Equity
Convertible Preferred Stock. Significant terms of the convertible preferred stock are as follows:
•	Each share is convertible into one share of common stock at the option of the holder (subject to adjustment for events of dilution). Shares automatically convert upon (i) consent of greater than 60% of the holders of preferred shares outstanding, or (ii) a public offering of common stock with gross proceeds of at least $20,000,000.

•	Each share has voting rights equivalent to the number of shares of common stock into which it is convertible.

•	Holders of convertible preferred stock are entitled to receive annual noncumulative dividends at a rate of 8% of the original issuance price per share, when and if declared by the Board of Directors, before any dividends to common stock. No dividends have been declared from inception through September 30, 2006.

•	In the event of liquidation, dissolution, or winding up of the Company, Series A and Series B preferred stockholders are entitled to receive an amount of $7.9426 and $1.00 per share, respectively, plus any declared but unpaid dividends prior to any distribution to the common stockholders. After payments to the preferred stockholders, any remaining assets will be distributed ratably among all common stockholders.
Common Stock. Under the terms of restricted stock purchase agreements with employees for 2,000,000 shares of common stock, the Company has the right to repurchase unvested shares at the original issue price in the event of employee termination. The repurchase rights generally lapse over a four-year period. All shares are released from the repurchase right upon the first sale of common stock of the Company to the general public. At September 30, 2006 and 2005, 541,643 and 1,041,623 common shares, respectively, are subject to repurchase rights until October 22, 2007.
Stock Options. At inception of the incentive stock options plan, 2,975,000 shares of common stock have been reserved for issuance to employees or consultants under the 2003 Stock Plan (the

“Plan”). Options may be either incentive or nonqualified stock options and generally become exercisable over a five-year period as determined by the Board of Directors. If unexercised, options will expire upon the earlier of 10 years and 1 day from the date of grant or 1 month after termination as an employee or service provider of the Company.
The following table summarizes activities under the Plan:

	Shares		Weighted
	Available for	Stock Options	Average
(In thousands, except exercise price)	Grant	Outstanding	Exercise Price
Balance at March 31, 2006	420	2,555	$0.14
Options granted	(40)	40	$0.16
Options exercised	—	(40)	$0.15
Options forfeited	149	(149)	$0.15

Balance at September 30, 2006	529	2,406	$0.14

Options vested and exercisable as of September 30, 2006		1,181	$0.13

Options vested and expected-to-vest as of September 30, 2006		1,316	$0.16

The weighted-average fair value of options granted for the six months ended September 30, 2006 was $0.03.
The following table summarizes information regarding stock options outstanding at September 30, 2006:

	Stock Options Outstanding				Stock Options Exercisable
		Weighted-
		Average
	Number	Remaining			Number
Range of Exercise	Outstanding at	Contractual Life	Weighted-Average		Exercisable at	Weighted Average
Prices	September 30, 2006	(Years)	Exercise Price		September 30, 2006	Exercise Price
(In thousands, except exercise price and life)
$0.05 — $0.16	2,366	8.0	$	0.13	1,141	$0.13
$1.00	40	7.1	$	1.00	40	$1.00

	2,406	8.0	$	0.15	1,181	$0.14

The weighted-average remaining contractual life for all exercisable stock options at September 30, 2006 was 6.8 years. The weighted-average remaining contractual life of all vested and expected-to-vest stock options at September 30, 2006 was 6.6 years.
The aggregate pre-tax intrinsic value of options outstanding, exercisable, vested and expected-to-vest, net of estimated forfeitures, at September 30, 2006 can not be determined based on the inability to establish a reliable market value on the common stock. Aggregate pre-tax intrinsic value represents the difference between the closing price on the last trading day of the fiscal period, and the exercise price multiplied by the number of options outstanding or exercisable. The intrinsic value of exercised stock options is calculated based on the difference between the exercise price and the quoted market price of our common stock as of the close of the exercise date. The aggregate intrinsic value of exercised stock options during the six months ended September 30, 2006 cannot be determined due to the inability to establish a reliable market value on the common stock.

Shares Reserved for Future Issuance—At September 30, 2006, the Company has reserved shares of common stock for future issuance as follows:

Common stock
reserved
Convertible preferred stock	16,253,333
Stock options outstanding	2,405,825
Stock options available for grant	529,175

Total	19,188,333

Stock-based Compensation
The stock-based compensation expense as a result of the adoption of SFAS 123(R) for the six months ended September 30, 2006 was insignificant. The following table reflects the net loss and pro forma information for the six months ended September 30, 2005:

Six Months Ended
(In thousands)	September 30, 2005
Net loss, before stock-based compensation for employees:	$(2,444)
Less: Stock-based compensation expense previously determined under fair value based method, net of related tax effects	(11)

Net loss, after effect of stock-based compensation for employees	$(2,455)

As of September 30, 2006, total unamortized stock-based compensation cost related to unvested stock options was $1 thousand, with the weighted average recognition period of 3.6 years.
The fair value of each option grant is estimated on the date of grant using the Black-Scholes multiple option pricing model with the following weighted average assumptions:

	Employee Stock Options
	Six Months Ended
	September 30,	September 30,
	2006	2005
Expected life (years)	4.75	5.0
Volatility	N/A	N/A
Risk-free interest rate	5.0%	4.7%
Dividend yield	0.0%	0.0%
The expected term for employee stock options represents the weighted-average period that the stock options are expected to remain outstanding. We derived the expected term using the SAB 107 simplified method.
Since the Company is private and there is no public market for the Company’s common stock, we are unable to determine the fair market value of the common stock. As a result, the Company has used the minimum value method in the calculation of the fair value of the options.
The risk-free interest rate assumption is based upon observed interest rates appropriate for the term of our employee stock options. The dividend yield assumption is based on our history and expectation of dividend payouts.

Note 7: Comprehensive Income (Loss)
There are no differences between comprehensive loss as defined by SFAS No. 130, Reporting Comprehensive Income, and net loss as reported in the Company’s statements of operations.
Note 8: Guarantees
Warranties. The Company does not accrue for estimated warranty costs for sales without a maintenance support agreement at the time of product shipment, and revenue is deferred and recognized ratably over the warranty period, which is usually three months.
Indemnification Obligations. Entone is obligated to indemnify its officers and the members of its Board of Directors pursuant to its bylaws and contractual indemnity agreements. Entone also indemnifies some of its suppliers and customers for specified intellectual property matters pursuant to certain contractual arrangements, subject to certain limitations. The scope of these indemnities varies, but in some instances, includes indemnification for damages and expenses (including reasonable attorneys’ fees). There have been no claims against us for indemnification pursuant to any of these arrangements and, accordingly, no amounts have been accrued in respect of the indemnifications provisions through September 30, 2006.
Guarantees. As of September 30, 2006, Entone had no other guarantees outstanding.
Note 9: Subsequent Event
On August 21, 2006, the Company entered into a definitive agreement to sell its VOD business to Harmonic, Inc. (“Harmonic”). At the closing, Harmonic would acquire the VOD business through the acquisition of the Company’s shares in a merger with a subsidiary of Harmonic. Prior to the merger, the Company spun off its CPE business into a new operating entity. The merger transaction was completed on December 8, 2006.